UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2007

Astoria Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 7 NOT APPLICABLE.

Item 8.01. Other Events.

On May 16, 2007 the Company issued a press release, a copy of which is included herein as exhibit 99.1, announcing the voting results of its Annual Meeting of Shareholders held on May 16, 2007. At the meeting, shareholders voted to re-elect directors, John J. Conefry, Jr. and Thomas V. Powderly, approve the Astoria Financial Corporation 2007 Non-Employee Stock Plan and ratify the appointment of its independent registered public accounting firm for the 2007 fiscal year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits Description

99.1  Press release dated May 16, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Peter J. Cunningham
Peter J. Cunningham First Vice President and Director of Investor Relations

Dated: May 16 , 2007

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release dated May 16, 2007.

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